SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(A) of the Securities Exchange Act
                            of 1934 (Amendment No. )

Filed by the Registrant                              /X/

Filed by a Party other than the Registrant          / /

Check the appropriate box:

         / /  Preliminary Proxy Statement

         / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         /X/  Definitive Proxy Statement

         / /  Definitive Additional Materials

         / /  Soliciting Material Pursuant to ss.240.14a-12


                       CHACONIA INCOME & GROWTH FUND, INC.
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

     / /  Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:





                            Notice of Special Meeting
                                       and
                                 Proxy Statement
                                 August 25, 2003







                                    CHACONIA
                              Income & Growth Fund








                                   [FUND LOGO]













                                  Sponsored by:
                    Trinidad & Tobago Unit Trust Corporation





                     THE CHACONIA INCOME & GROWTH FUND, INC.
                               c/o Foley & Lardner
                            777 East Wisconsin Avenue
                         Milwaukee, Wisconsin 53202-5367

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     Notice is hereby given that a special meeting ("Special Meeting") of stockholders of the Chaconia Income & Growth Fund, Inc. (the "Fund") will be held at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131 on Monday, August 25, 2003 at 8:00 a.m. (Eastern Time) for the following purposes:

o To elect 7 directors to the Fund, 4 of which have been previously elected to the Board of Directors by stockholders and 3 others of which have been recommended by the nominating committee and nominated by the Board of Directors.

o To consider and act upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.


     The close of business on Friday, May 30, 2003 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

     All stockholders are cordially invited to attend the Special Meeting in person, if possible. Stockholders who are unable to be present in person are requested to execute and promptly return the accompanying proxy in the enclosed envelope. The directors of the Fund are soliciting the proxy. Your attendance at the Special Meeting, whether in person or by proxy is important to ensure a quorum. If you return the proxy you still may vote your shares in person by giving notice (by subsequent proxy or otherwise) to the Secretary of the Fund at any time prior to its vote at the Special Meeting.


                                            By Order of the Board of Directors,

                                            /s/Gayle Daniel-Worrell
                                            ----------------------------------

                                               Gayle Daniel-Worrell, Secretary

June 11, 2003

     YOUR VOTE IS IMPORTANT. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, SIGN EXACTLY AS YOUR NAME APPEARS THEREON AND RETURN IMMEDIATELY.




                       Questions and Answers About Voting

Who can vote?

     You can vote your shares of common stock if our records show that you owned the shares on May 30, 2003, the record date for our meeting. A total of 2,435,850.107 shares of common stock can vote at the special meeting. You have one vote for each share of common stock. The enclosed proxy card shows the number of shares you can vote.

How do I vote?

     You have two voting options:

     PROXY CARD: You can vote by mail by signing, dating and mailing your proxy card in the postage-paid envelope provided. Follow the instructions on the enclosed proxy card to vote on the proposal to be considered at the special meeting. If you vote by mail, sign and date the proxy card and mail it back to us in the enclosed envelope. (Trinidad and Tobago stockholders, feel free to hand deliver your proxy card directly to any Trinidad & Tobago Unit Trust Corporation office.) The proxyholders named on the proxy card will vote your shares as you instruct. If you sign and return the proxy card but do not vote on the proposal, the proxyholders will vote for you on the proposal. Unless you instruct otherwise, the proxyholders will vote for each of the seven director nominees.

     VOTE IN PERSON: You can attend the Special Meeting and vote at that meeting.

What if other matters come up at the Special Meeting?

     The matter described in this proxy statement is the only matter we know will be voted on at the Special Meeting. If other matters are properly presented at the Special Meeting, the proxyholders will vote your shares as they see fit.

Can I change my vote?

     Yes. At any time before the vote on the proposal, you can change your vote. If you originally voted by mail, you may change your vote either by giving the Fund's secretary a written notice revoking your proxy or by signing, dating and returning to us a new proxy card. We will honor the proxy card with the latest date. You also may attend the Special Meeting and revoke your proxy card at that meeting. Your attendance alone does not automatically revoke your proxy card.

How are votes counted?

     Under Maryland law and pursuant to the Fund's bylaws, stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors.

What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. With respect to the proposal, a quorum is present if one-third of the votes of the shares of the Fund entitled to be cast are present in person or by proxy. If you properly execute your proxy, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on the proposal listed on the proxy card.


Who pays for this proxy solicitation?

     The Fund. In addition to sending you these materials, some of the Fund's officers and agents may contact you by telephone, by mail or in person. None of these officers will receive any extra compensation for doing this.




                     THE CHACONIA INCOME & GROWTH FUND, INC.
                       c/o U.S. Bancorp Fund Services, LLC
                      615 East Michigan Street, Third Floor
                               Milwaukee, WI 53202
                                  www.ttutc.com

                               PROXY STATEMENT FOR
                         SPECIAL MEETING OF STOCKHOLDERS
                       TO BE HELD MONDAY, AUGUST 25, 2003

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The Chaconia Income & Growth Fund, Inc. (the "Fund") to be voted at the Special Meeting of stockholders (the "Special Meeting") to be held at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131 on Monday, August 25, 2003 at 8:00 a.m. (Eastern Time), and all adjournments or postponements thereof, for the purposes set fourth in the accompanying Notice of Special Meeting of Stockholders. The mailing of the Notice of Special Meeting, this Proxy Statement and the accompanying forms thereof will take place on or about Monday, June 16, 2003.

                               GENERAL INFORMATION

     All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, the shares represented by executed but unmarked proxies will be voted FOR the persons nominated for election as directors and other business or matters which may properly come before the Special Meeting in accordance with the best judgment of the persons named as proxies in the enclosed form of proxy. Other than the election of directors, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders at the Special Meeting.

     Any stockholder may revoke his or her proxy at any time prior to the exercise thereof by (i) giving notice to Gayle Daniel-Worrell, the Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies; (ii) by signing another proxy of a later date; or (iii) by personally casting his or her vote in person. Presence at the Special Meeting of a stockholder who has signed a proxy does not in itself revoke a proxy.

     The Board of Directors has fixed the close of business on Friday, May 30, 2003 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Special Meeting and any adjournment or postponement thereof. On that date, the Fund had, outstanding and entitled to vote 2,435,850.107 shares of common stock. Each share of common stock is entitled to one vote on each matter to be presented at the meeting. At the Special Meeting, a quorum will exist if one-third of the shares of common stock entitled to be cast thereon is represented in person or by proxy.

     The Fund will furnish, without charge, a copy of the Annual Report and most recent Semi-Annual Report succeeding the Annual Report, if any, to any stockholder upon request by calling the toll free number 1-800-368-3322 (U.S.) or 1-868-624-8648 (non U.S. residents) to the Chaconia Income & Growth Fund, Inc., c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Third Fl., Milwaukee, WI 53202.



                               MANAGEMENT PROPOSAL
                              ELECTION OF DIRECTORS

     The overall management of the business and affairs of the Fund is vested with its Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it. The Fund's daily operations are delegated to its officers, subject to its investment objectives and policies and to the general supervision by the Board of Directors.

     The Board of Directors is presently comprised of five members, three of whom reside outside the United States. Directors Clarry Benn, Renrick A. Nickie and Dr. Roosevelt J. Williams are residents of the Republic of Trinidad and Tobago. Clarry Benn currently serves as Chair of the Board of Directors. Clarry Benn and Renrick A. Nickie also serve as executive officers of the Fund. The Board of Directors is recommending that Hubert H. Alleyne, Clarry Benn, Dr. Anthony T. Bryan, Dr. John A. Cole, Renrick A. Nickie, Nigel L. Scott, and Dr. Roosevelt J. Williams be elected to director positions at the Special Meeting, each for indefinite terms until their successors are duly elected and qualified, or until their prior death resignation or removal. It is the intention of the persons named as proxies to vote FOR the election of the above nominees. Four of these nominees have been previously elected to the Board of Directors by stockholders--Directors Clarry Benn, Renrick A. Nickie, Dr. John A. Cole and Dr. Roosevelt J. Williams. One nominee--Dr. Anthony T. Bryan--has been elected by the Board but not approved by the stockholders. The other two nominees--Nigel L. Scott and Hubert H. Alleyne--have been recommended by the nominating committee and approved by the Board of Directors for election to the Board by stockholders.

     The Maryland General Corporation Law subjects all directors and officers of the Fund to perform their fiduciary duties for the lawful management of the Fund's organization and operation. The directors and officers of the Fund must also follow federal and state securities laws. Investors in the Fund may not be able to effect service of process within the United States upon the Fund's nonresident directors and officers for the enforcement of civil liabilities under federal and state securities laws. The Fund has appointed an agent for service of process in the states where the Fund has registered its securities for offer and sale.

     The United States and the Republic of Trinidad and Tobago are not parties to a convention governing the mutual recognition and enforcement of foreign money judgments. Investors in the Fund may not be able to enforce a United States or Trinidad and Tobago court judgment against nonresident directors and officers of the Fund.

     The Board of Directors of the Fund anticipates that each nominee for election as a director will be a candidate when the election is held. However, if for any reason any nominee is not a candidate at that time, proxies will be voted for any substitute nominee designated by the incumbent directors (except where a proxy withholds authority with respect to the election of directors). Biographical information regarding each of the nominees is presented below. The ages listed for the nominees are as of June 11, 2003.

                               NOMINEE BIOGRAPHIES

-------------------------------------------------------------------------------------------------------------
Name, Address and Age   Position(s)  Term of Office   Principal Occupation(s)   Number of    Other
                        Held with    and Length of    During Past 5 Years       Portfolios   Directorships
                        Fund         Time Served                                in Fund      Held by Director
                                                                                Complex      or Nominee for
                                                                                Overseen by  Director
                                                                                Director or
                                                                                Nominee for
                                                                                Director
-------------------------------------------------------------------------------------------------------------
Interested Persons
-------------------------------------------------------------------------------------------------------------

Clarry Benn*            Director     Indefinite,      Executive Director of           1      None
Age: 60                              until successor  Trinidad and Tobago
Trinidad and Tobago                  elected          Unit Trust Corporation,
Unit Trust Corporation                                9-96 to Present;
82 Independence Square               9 years          President and Director,
Port-of-Spain                                         Chaconia Financial
Trinidad and Tobago,    President    One-year term,   Services, Inc., 12-97
West Indies                          Until successor  to Present; President
                                     elected          and Director, Chaconia
                                                      Fund Services, Inc.,
                                     6 years          12-97 to Present;
                                                      Executive Manager,
                                                      Investments and
                                                      Financial Trust
                                                      Accounting, 8-92 to
                                                      8-96.
-------------------------------------------------------------------------------------------------------------
Renrick A. Nickie*      Director     Indefinite,      Executive Manager,              1      None
Age: 57                              until successor  Marketing and
Trinidad and Tobago                  elected          Operations, Trinidad
Unit Trust Corporation                                and Tobago Unit Trust
82 Independence Square               9 years          Corporation, 8-92 to
Port-of-Spain                                         Present; Director,
Trinidad and Tobago,                                  Chaconia Financial
West Indies             Vice         One-year term,   Services, Inc., 12-97
                        President    until successor  to Present; Vice
                        and          elected          President, Treasurer
                        Treasurer                     and Director, Chaconia
                                     9 years          Fund Services, Inc.,
                                                      12-97 to Present.
------------------------------------------------------------------------------- -----------------------------
Hubert H. Alleyne*      Nominee for  Indefinite,      Chairman, Unit Trust            1      None
Age: 60                 Director     until successor  Corporation Trust, Unit
Trinidad and Tobago     and          elected          Trust Corporation
Unit Trust Corporation  Chairman                      Financial Services,
82 Independence Square               None             Unit Trust Corporation
Port-of-Spain                                         Holdings Ltd., Chaconia
Trinidad and Tobago,                                  Fund Services, Inc.,
West Indies                                           Chaconia Financial
                                                      Services, Inc., 8-02 to
                                                      Present.
------------------------------------------------------------------------------- -----------------------------
Gayle Daniel- Worrell*  Secretary    One year term,   Marketing Director,            N/A     N/A
Age: 42                              until successor  Trinidad and Tobago
Trinidad and Tobago                  elected          Unit Trust Corporation,
Unit Trust Corporation                                11-94 to Present.
82 Independence Square               1 year
Port-of-Spain
Trinidad and Tobago,
West Indies
-------------------------------------------------------------------------------------------------------------
Disinterested Persons
-------------------------------------------------------------------------------------------------------------
Dr. John A. Cole        Director     Indefinite,      Interim Dean, School of         1      None
Age: 56                              until successor  Business and Economics,
Trinidad and Tobago                  elected          8-02 to Present,
Unit Trust Corporation                                Benedict College, Dean
82 Independence Square               9 years          of the School of
Port-of-Spain                                         Professional Programs,
Trinidad and Tobago,                                  8-98 to Present,
West Indies                                           Benedict College;
                                                      Visiting Professor of
                                                      Finance, 8-97 to 8-98,
                                                      University of North
                                                      Carolina at Charlotte;
                                                      Professor of Finance,
                                                      8-95 to Present, South
                                                      Carolina State
                                                      University; Associate
                                                      Professor of Finance,
                                                      8-89 to 7-95, Florida
                                                      A&M University.

-------------------------------------------------------------------------------------------------------------
Dr. Roosevelt J.        Director     Indefinite,      Director, Cipriani              1      None
Williams                             until successor  College of Labour and
Age: 60                              elected          Cooperative Studies,
Trinidad and Tobago                                   8-97 to Present;
Unit Trust Corporation               9 years          Education Consultant,
82 Independence Square                                1-96 to 7-97; Professor
Port-of-Spain                                         at Howard University,
Trinidad and Tobago,                                  1989 to 12-95.
West Indies
-------------------------------------------------------------------------------------------------------------
Dr. Anthony T. Bryan    Director     Indefinite,      Professor at University         1      None
Age: 64                              until            of Miami, 9-92 to Present.
Trinidad and Tobago                  successor
Unit Trust Corporation
82 Independence Square               1 year
Port-of-Spain
Trinidad and Tobago,
West Indies
-------------------------------------------------------------------------------------------------------------
Nigel L. Scott          Nominee for  Indefinite,       Attorney at Law, Senior         1     None
Age: 62                 Director     until successor   Partner/Manager, Law
Trinidad and Tobago                  elected           Office of Scott &
Unit Trust Corporation                                 Yallery-Arthur, 1981 to
82 Independence Square                                 Present.
Port-of-Spain
Trinidad and Tobago,
West Indies
-------------------------------------------------------------------------------------------------------------
* This  person is an  "interested  person"  of the Fund as  defined  in  Section
2(a)(19) of the Investment Company Act of 1940. This person is an officer of the
Fund, its sponsor,  the Trinidad and Tobago Unit Trust  Corporation,  and/or the
Fund's distributor, Chaconia Financial Services, Inc.


                             OWNERSHIP OF MANAGEMENT

     As of May 31, 2003, all directors and officers of the Fund as a group owned approximately 6,465.656 shares or 0.27% of the Fund's outstanding shares. The following table sets forth the dollar range of shares of the Fund beneficially owned by each nominee for director of the Fund as of May 31, 2003:

------------------------------------------------------------------------------------------------------
                                                                Aggregate Dollar Range of Equity
                                           Dollar Range of      Securities in All Funds Overseen or to
                                         Equity Securities     be Overseen by Director or Nominee in
               Name of Director             in the Fund           Family of Investment Companies*
------------------------------------------------------------------------------------------------------

Interested Persons

               Clarry Benn               $10,001 - $50,000               $10,001 - $50,000
               Renrick A. Nickie         $10,001 - $50,000               $10,001 - $50,000
               Hubert H. Alleyne               None                            None

Disinterested Persons

               John A. Cole                $1 - $10,000                    $1 - $10,000
               Roosevelt J. Williams     $10,001 - $50,000               $10,001 - $50,000
               Anthony T. Bryan                None                            None
               Nigel L. Scott                  None                            None
------------------------------------------------------------------------------------------------------
*  Consists solely of Chaconia Income and Growth Fund


Compensation Table

     The Fund pays each director $500 per quarterly board meeting attended by the director. The Fund also reimburses directors for any expenses incurred in attending meetings. The table below sets forth the compensation paid by the Fund to each of the directors of the Fund during the fiscal year ended December 31, 2002:

                               COMPENSATION TABLE
----------------------- --------------- ---------------------- ------------------ ---------------------
                                             Pension or
                            Aggregate    Retirement Benefits   Estimated Annual    Total Compensation
                          Compensation   Accrued As Part of      Benefits Upon     from Fund Paid to
   Name of Person        From the Fund     Fund Expenses         Retirement           Directors
----------------------- --------------- ---------------------- ------------------ ---------------------
Clarry Benn *                $2,000              $0                   $0                 $2,000

Renrick A. Nickie *          $2,000              $0                   $0                 $2,000

John A. Cole                 $1,500              $0                   $0                 $1,500

Roosevelt J. Williams        $2,000              $0                   $0                 $2,000

Dr. Anthony T. Bryan         $1,000              $0                   $0                 $1,000
----------------------- --------------- ---------------------- ------------------ ---------------------

* This  director  is an  "interested  person"  of the Fund as defined in Section
2(a)(19) of the Investment Company Act of 1940.

     The Board of Directors has two committees, the Audit Committee and the Nominating Committee. The members of both committees are comprised solely of directors who are not "interested persons." Currently, Dr. John A. Cole, Dr. Anthony T. Bryan and Dr. Roosevelt J. Williams are the members of the committees.

     The function of the Audit Committee is to oversee the Fund's accounting and financial reporting policies and practices and to review the Fund's audited financial statements. The Audit Committee also acts as a liaison between the Board of Directors and the Fund's independent auditors and recommends selection of an independent auditor to the Board of Directors. The Audit Committee held one meeting during the fiscal year 2002.

     The function of the Nominating Committee is to select and recommend candidates who are not "interested persons" of the Fund for election to the Board of Directors of the Fund. The Fund does not have any policies in place regarding nominees for directors recommended by stockholders. The Nominating Committee held one meeting during the fiscal year 2002.

     Required Vote. Under Maryland law and pursuant to the Fund's bylaws, stockholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the stockholders of the Fund will be elected as Directors. Abstentions and broker non-votes (if any) will be counted as votes present for purposes of determining whether a quorum is present. Assuming a quorum is present, any shares that do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of Directors.

     Recommendation. The Board of Directors of the Fund recommends that the stockholders of the Fund vote FOR the election of the nominees to serve as directors of the Fund. Shares of Common Stock represented by executed but unmarked proxies will be voted FOR the election of the nominees.


                              MORE ON PROXY VOTING
Record Date

     Only stockholders of record of the Fund at the close of business on the Record Date, May 30, 2003, are entitled to receive notice of the Special Meeting and may vote at the Special Meeting. As of the close of business on May 30, 2003, 2,435,850.107 shares of Common Stock of the Fund were issued and outstanding. Each share is entitled to one vote at the Special Meeting and each fractional share is entitled to a fractional vote. To the knowledge of the Fund, no person is the beneficial owner of more than 5% of the Fund's outstanding shares, except as follows:



-------------------------------- ----------------- ------------------------
Fund Name and                       No. of Shares   Percent of Outstanding
Stockholder Name and Address           Owned
-------------------------------- ----------------- ------------------------
Trinidad & Tobago Unit Trust Co.     134,563.836               5.52%
Demerara Life Building
#74 Independence Square
Port of Spain
Trinidad & Tobago, West Indies
-------------------------------- ----------------- ------------------------


Voting of Proxies

     Whether you expect to be personally present at the Special Meeting or not, please vote your proxy. You may submit the proxy: by mail, by marking, signing, dating and returning the enclosed proxy card in the enclosed postage-paid envelope. Properly executed proxies will be voted as you instruct. If no choice is indicated, proxies will be voted "FOR" the proposal as set forth in the Notice and in the discretion of the persons named as proxies on such matters that may properly come before the Special Meeting. Any stockholder giving a proxy has the power to revoke it at any time before the Special Meeting by advising the Secretary of the Fund in writing (by subsequent proxy or otherwise) of such revocation at any time before it is voted, or by attending the Special Meeting and voting in person. Attendance by a stockholder at the Special Meeting does not, in itself, revoke a proxy. If not so revoked, the shares represented by the proxy will be voted at the Special Meeting and any adjournments thereof, as instructed.

Quorum

     Under the Fund's Bylaws, a quorum of shares will be present at the Special Meeting if more than one-third of the outstanding shares of the Fund are present in person or by proxy. All proxies that are duly signed by a stockholder will be counted towards establishing a quorum, regardless of whether the stockholder has instructed the proxy as to how to vote.

     If a quorum is not present at the Special Meeting for the Fund, or if a quorum is present at the Special Meeting but sufficient votes to elect one or more of the nominees are not received, or if other matters arise requiring stockholder attention, the persons named as proxy agents may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A stockholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.


               If you do not expect to attend the Special Meeting,
            please sign your Proxy Card promptly and return it in the enclosed envelope to avoid unnecessary expense and delay.


                             ADDITIONAL INFORMATION

Investment Adviser               Custodian
Earnest Partners, LLC            U.S. Bank, N.A.
75 Fourteenth Street,            425 Walnut Street
Suite 2300                       Cincinnati, Ohio 45202
Atlanta, Georgia 30309

Independent Accountants          Administrator, Transfer Agent and Fund
PricewaterhouseCoopers LLP       Accountant
100 East Wisconsin Avenue,       U.S. Bancorp Fund Services, LLC
Suite 1500                       615 East Michigan Street
Milwaukee, Wisconsin 53202       Milwaukee, Wisconsin 53202

Legal Counsel                    Fund Sponsor
Foley & Lardner                  Trinidad and Tobago Unit Trust Corporation
777 East Wisconsin Avenue        82 Independence Square
Milwaukee, Wisconsin 53202       Port-of-Spain
                                 Trinidad and Tobago, West Indies



                         Independent Public Accountants

     PricewaterhouseCoopers LLP ("PWC"), 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, currently serves as the independent accountants for the Fund. Representatives of PWC are not expected to attend the Special Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

     Audit Fees. For the Fund's fiscal years ended December 31, 2002 and 2001, the aggregate fees paid to PWC for professional services rendered for the audit and review of the Fund's financial statements were $ 23,500 and $ 22,270, respectively.

     Audit-Related Fees. For the Fund's fiscal years ended December 31, 2002 and 2001, the Fund did not pay PWC any fees for assurance and related services by PWC that are reasonably related to the performance of the audit or review of the Fund's financial statements which are not reported under the caption "Audit Fees" above.

     Tax Fees. For the Fund's fiscal years ended December 31, 2002 and 2001, the aggregate fees paid to PWC for tax compliance, tax advice, and tax planning were $ 1,225 and $ 4,525, respectively.

     All Other Fees. For the Fund's fiscal years ended December 31, 2002 and 2001, no fees were billed by PWC for products and services provided to the Fund other than as disclosed above.

     For the Fund's fiscal years 2002 and 2001, PWC did not bill any fees to the Fund's investment adviser.

     The Fund's Audit Committee has determined that the non-audit services provided by PWC does not affect PWC's independence.

                   Submission of Certain Shareholder Proposals

     The Fund is not required to hold annual stockholder meetings. Because the Fund is not required to hold a regular meeting of stockholders, the anticipated date of the next stockholders meeting cannot be provided. Stockholders wishing to submit proposals for inclusion in a proxy statement for a subsequent stockholder meeting should send their written proposals to Gayle Daniels-Worrell, Secretary of the Fund, c/o Trinidad & Tobago Unit Trust Co., 82 Independence Square Port of Spain, Trinidad & Tobago, West Indies.

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund's proxy materials for a particular meeting of stockholders. One of these conditions relates to the timely receipt by the Fund of any such proposal. Since the Fund does not have regular annual meetings of stockholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Fund within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

     Your vote is important. Whether or not you intend to attend the Special Meeting, please fill in, date, sign and promptly return the enclosed proxy card in the postage paid return envelope provided. By voting early, you will help avoid the additional expense of further proxy solicitation and to ensure that a quorum will be present at the meeting. Your proxy is revocable at any time before use.


                                                 By Order of the Board,

                                                 /s/ GAYLE DANIEL-WORRELL
                                                 ------------------------

                                                 Gayle Daniel-Worrell, Secretary

June 11, 2003




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[FRONT OF CARD]                                      EASY WAY TO VOTE YOUR PROXY

                            To vote by Mail
                   1)   Read the Proxy Statement.
                   2)   Check the appropriate boxes on the reverse
                        side.
                   3)   Sign and date the Proxy card.
                   4)   Return the Proxy card in the envelope
                        provided.
                   ----------------------------------


THE CHACONIA INCOME      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
& GROWTH FUND, INC.      OF DIRECTORS OF THE CHACONIA INCOME & GROWTH FUND, INC.


        PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS -- AUGUST 25, 2003

The undersigned hereby appoints as proxy Clarry Benn and Renrick A. Nickie, and each of them (with power of substitution), to vote all shares of the undersigned in the Fund at the Special Meeting of Stockholders to be held at 8:00 a.m. (Eastern Time), on August 25, 2003, at the Intercontinental Hotel, 100 Chopin Plaza, Miami, Florida 33131 and any adjournment(s) thereof ("Special Meeting"), with all the power the undersigned would have if personally present.

                                       Date ______________________________, 2003

                                       -----------------------------------------
                                       |                                       |
                                       -----------------------------------------
                                       Signature (owner, joint owners, trustee,
                                       custodian, etc.)     (Sign in the Box)

                    Please sign exactly as name appears at left. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc. should give full title. If stockholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

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[BACK OF CARD]

The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote "FOR" all proposals, and to grant discretionary power to vote upon such other business as may properly come before the Special Meeting.

                    Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.

To approve the election of seven directors to the Fund.

01) Dr. John A. Cole     02) Dr. Roosevelt J. Williams  03) Dr. Anthony T. Bryan
(Disinterested Director) (Disinterested Director)       (Disinterested Director)

04) Nigel L. Scott       05) Clarry Benn                06) Renrick A. Nickie
(Disinterested Director) (Interested Director)          (Interested Director)

07) Hubert H. Alleyne
(Interested Director)

    FOR ALL                    AGAINST ALL             FOR ALL EXCEPT
      [ ]                         [ ]                       [ ]

To withhold authority to vote, mark "For All Except" and write the Nominee's number on the line below:
__________________________________

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE SIGN AND DATE THIS PROXY CARD ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------